Components of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Net Periodic Benefit Cost:
Service cost	$ 13	$ 35	$ 5
Interest cost	14	20	5
Projected return on plan assets	(30)	(33)	(29)
Curtailment or settlement loss	156	0	0
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain	35	34	37
Net periodic benefit cost	$ 188	$ 56	$ 18
Defined Benefit Plan, Net Periodic Benefit Cost (Credit) Excluding Service Cost, Statement of Income or Comprehensive Income [Extensible Enumeration]	Interest Expense	Interest Expense	Interest Expense